UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2007

MC Shipping Inc.
(Exact name of registrant as specified in its charter)

Liberia	1-10231	98-0101881
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

Richmond House, 12 Par-la-ville Road Hamilton HM CX. Bermuda
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 441-295-7933

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 12, 2007, MC Shipping Inc. (the "Company") completed its merger with Mast Merger Sub Corp. ("Merger Sub"), a wholly owned subsidiary of Mast Acquisition Ltd. (“Parent”), pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the "Merger").  In connection with the Merger, each publicly held outstanding share of the Company's common stock, par value $0.01 per share, was cancelled and converted into the right to receive $14.25 in cash, without interest and less applicable withholding taxes.  As a result of the Merger, the Company became a privately-held, wholly-owned subsidiary of Parent, an entity controlled by Bear Stearns Merchant Banking (“BSMB”), the private equity affiliate of The Bear Stearns Companies Inc.

Item 3.01.  Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer ff Listing.

In connection with the closing of the Merger, the Company notified the American Stock Exchange ("AMEX") on September 12, 2007 that each outstanding publicly-held share of the Company's common stock, par value $0.01 per share, was cancelled and converted into the right to receive $14.25 in cash, without interest and less applicable withholding taxes, and requested that AMEX file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to report that the shares of common stock of the Company are no longer listed on AMEX. In connection with the completion of the Merger, trading of the Company's common stock on AMEX was suspended as of the close of trading on September 12, 2007.  On September 12, 2007, the Company filed with the SEC a Certification on Form 15 under the Exchange Act, requesting that the Company’s common stock be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note is incorporated by reference into this Item 3.03.

On September 12, 2007, the Company and BSMB issued a joint press release announcing the completion of the Merger. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint press release issued by Bear Stearns Merchant Banking and MC Shipping Inc. dated September 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2007
MC SHIPPING INC.

By:	/s/ Antony Crawford
Name: Antony Crawford
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release issued by Bear Stearns Merchant Banking and MC Shipping Inc. dated September 12, 2007.